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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     January 23, 2001
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                                 SCORE ONE, INC.
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               (Exact name of Registrant as Specified in Charter)


                Nevada                                         88-0409164
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  (State of Other Jurisdiction          (Commission          (IRS Employer
        of Incorporation)              File Number)       Identification No.)




             Unit 2, 34/F Cable TV Tower 9 Hoi Shing Road Hong Kong
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(Address of Principal Executive Offices)


Registrant's telephone number, including area code       011-852-2406-8978
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          (Former name or Former Address, if Changed Since Last Report)
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ITEM 8. CHANGE IN FISCAL YEAR

On January 23, 2001, the Board of Directors of Score One, Inc.("the Registrant") elected to change its fiscal year end from May 31 to December 31. A transition report on Form 10-KSB covering the transition period from June 1, 2000 through December 31, 2000 will be filed on or before March 31, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SCORE ONE, INC.

Date     January 24, 2001             By:  /s/ Wing Cheong Ho
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                                      Name:  Wing Cheong Ho
                                      Title: President and Chief Executive
                                             Officer

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